SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2002

                                   ENZON, INC
             (Exact name of registrant as specified in its charter)

    DELAWARE                         0-12957                       22-2372868
(State or Other                    (Commission                  (IRS Employer
 Jurisdiction of                   File Number)              Identification No.)
 Incorporation)

                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 980-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On November 22, 2002, Enzon, Inc. announced the completion of its acquisition of the North American rights to ABELCET(R) (Amphotericin B Lipid Complex Injection) from Elan Corporation, plc. A copy of the press release dated November 22, 2002 announcing the completion of the transaction is attached hereto as Exhibit 99.1. Such Exhibit is incorporated by reference into this Item 5 and the foregoing statement is qualified in its entirety by reference to such Exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.
      (b)   Not applicable.
      (c)   Exhibits.

            Exhibit Number                           Description
            --------------                           -----------

                  99.1      -       Press Release, dated as of November 22, 2002

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENZON, INC.


Date: November 22, 2002                 By:________________________________
                                           Kenneth J. Zuerblis
                                           Vice President, Finance and
                                           Chief Financial Officer